Exhibit 99.1
HCC INSURANCE HOLDINGS, INC. First Quarter 2010 Investor Presentation

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward- looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.

HCC Overview Specialty insurer since 1974 (NYSE: HCC) Diversified operations headquartered in Houston, Texas include: P&C, Surety, Aviation and Life, Accident & Health Domestic and International Rated AA (Very Strong) by Standard & Poor's, AA (Very Strong) by Fitch Ratings, A1 (Good Security) by Moody's and A+ (Superior) by A.M. Best Company Assets of $8.9 billion, shareholders' equity of $3.1 billion and market capitalization of $3.2 billion as of March 31, 2010

First Quarter 2010 Operating Highlights First Quarter 2010 catastrophe losses of $20.6 million Combined Ratio of 90.3% Combined Ratio includes 4.0 percentage points of 1Q'10 catastrophe losses Expense Ratio of 26.2% Accident Year Combined Ratio of 89.3% Return On Average Equity of 9.3% Growth in Book Value Per Share of 1.2% Five Year Compounded Book Value Per Share Growth of 14.7%1 1 As of 3/31/10

Lines of Business Overview
($ in millions)

HCC

	Diversified Financial Products	Group Life, Accident & Health	Aviation	London Market	Other Specialty	Total
2009 Gross Written Premium	$ 1,148	$ 846	$ 176	$ 187	$ 203	$ 2,560
2009 Net Written Premium	$ 916	$ 797	$ 124	$ 102	$ 107	$ 2,046
Key Lines	Directors' and Officers' Liability Errors and Omissions Financial Products Surety and Fidelity Credit Employment Practices Liability	Medical Stop-Loss Specialty Disability Group Life Medical Excess Alternative Workers Comp / Occupational Accident	Pleasure & Business Aircraft Rotor Wing Aircraft Foreign Commuter Airlines Cargo Operations Military and Law Enforcement Antique and Vintage Aircraft	Energy - Onshore and Offshore Property Marine Accident and Health	U.K. Liability Public Entity Event and Contingency Brown Water Marine DIC	

See Notice About This Presentation 5

Lines of Business Comparison 2009 ($ in millions) Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines

Lines of Business Comparison 1Q'10 ($ in millions) Diversified Financial Products Group Life, Accident & Health Aviation London Market Account Other Specialty Lines

Historical Performance Gross Written Premium ($ in millions) 2004 2005 2006 2007 2008 2009 5 year HCC average 5 year peer average Loss Ratio 0.638 0.671 0.592 0.596 0.604 0.597 0.612 0.579 Expense Ratio 0.267 0.261 0.25 0.238 0.25 0.252 0.25 0.349 Total 0.905 0.932 0.842 0.834 0.854 0.849 0.862 0.928 GAAP Underwriting Ratios Net Written Premium ($ in millions) 1 Peer group defined as AFG, AGII, MKL, NAVG, ORI, RLI and WRB. 5 year peer average calculated by HCC as simple mean using SEC filings for peer companies. 2003 2004 2005 2006 2007 2008 2009 1Q'09 1Q'10 Gross Written Premium 1620 1980 2040 2240 2450 2500 2560 600 620 CAGR (2004-2009): 5.3% 2003 2004 2005 2006 2007 2008 2009 1Q'09 1Q'10 Gross Written Premium 1620 1110 1500 1810 1990 2060 2050 490 500 CAGR (2004-2009): 13.1% 1

First Quarter 2010 Underwriting Performance GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 GAAP AY09 Loss Ratio 0.641 0.631 0.525 0.525 0.656 0.656 0.631 0.631 0.633 0.633 0.767 0.767 0.467 0.467 0.591 0.591 Net Positive Development -0.01 0.067 0.034 0.094 0.007 0.059 0.077 0.066 Expense Ratio 0.262 0.262 0 0.351 0.351 0 0.394 0.394 0 0.379 0.379 0 0.358 0.358 0 0.418 0.418 0 0.424 0.424 0 0.35 0.35 0.903 0.893 0.876 0.943 1.05 1.084 1.01 1.104 0.991 0.998 1.185 1.244 0.891 0.968 0.941 1.007 Peer Group Comparison - 1Q'10 Combined Ratios Note: Calculated by HCC using 3/31/10 SEC filings. 1 ORI data as of 12/31/09 HCC AGII MKL NAVG ORI1 WRB AFG RLI

Strong BVPS Growth For the period beginning 1/1/04 and ending 3/31/10. Note: Calculated by HCC using 3/31/10 SEC filings for peer companies.

Characteristics That Make HCC Unique Specialty businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced management team One of two companies with Insurer Financial Strength Ratings of "AA" from S&P amongst industry peers1 1 Peer group defined as AFG, AGII, MKL, NAVG, ORI, RLI and WRB.

Effective Catastrophe Management 1 in 100 1 in 250 Earthquake 0.032 0.042 Wind 0.024 0.03 Probable Maximum Loss (PML)1 historically managed to one quarter's pretax earnings from a single event 1 PML calculated as of 3/31/10. Based on RMS Cat Model 9.0 and internal assessment of PMLs, excluding reinstatement premium. Net PML as % of Shareholders' Equity

Average Rating AA+ Average Duration 5.0 years Average Life 6.6 years Average Yield1 4.2% Average Tax 5.0% Equivalent Yield1 Average Duration 4.5 years Fixed Income Securities $ 4,938 Short-term and Other Investments 581 Total Investments $ 5,519 Investment Portfolio At March 31, 2010 ($ in millions) 1 Excludes realized and unrealized investment gains and losses. Fixed Income Securities Total Investments

Taxable Securities Tax Exempt Securities Other Cash Short Term Investments 6/30/2007 45 40 0 1.1 15 Short Term Investments: 11% Tax Exempt Securities: 43% Avg. Rating: AA Avg. Life: 10.0 years Avg. Duration: 7.0 years Taxable Securities: 46% Avg. Rating: AA+ Avg. Lfe: 3.7 years Avg. Duration: 3.4 years Investment Portfolio At March 31, 2010

1 % of fair value of fixed income securities. Total $17M of OTTI credit losses recognized through earnings from 1/1/08 - 3/31/10 Investment Analysis At March 31, 2010 ($ in millions)

HCC Surpasses Peers in Value Creation 1 Calculated by HCC using 12/31/09 and prior SEC filings for peer companies. Source: Public filings for individual companies. Compounded annualized return on tangible book value per share, including dividends1

HCC AFG AGII MKL NAVG ORI RLI WRB Debt to Equity 0.088 0.165 0.162 0.255 0.123 0.087 0.105 0.303 HCC is Well Positioned to Pursue New Opportunities Peer Group Comparison - Debt to Total Capital Ratios as of March 31, 2010 Note: Calculated by HCC using 3/31/10 SEC filings for peer companies.

Quality Reinsurance Security ($ in millions) Reinsurers1 Reinsurer A.M. Best rating Gross recoverable2 Gross recoverable2 Net recoverable3 Net recoverable3 Transatlantic A $ 130 $ 115 $ 115 Hannover Re A 110 85 85 ACE A+ 68 59 59 Swiss Re A 56 49 49 Arch A 49 43 43 Axis A 53 45 45 1 A.M. Best ratings are as of 3/31/10. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Highly rated reinsurance partners Reserve for uncollectible reinsurance of $3 million at 3/31/10 on over $1 billion of recoverables 49% of gross recoverables at 3/31/10 were collateralized or had available offsets from reinsurers4 Year 2004 2005 2006 2007 2008 2009 Q1 2010 Recoverables as % SH Equity 0.82 0.8 0.573 0.392 0.4 0.34 0.33 Recoverables Declining as % of Equity

HCC's Value Proposition Non-correlated portfolio of business Maintains a double-digit margin in a very competitive market Conservative investment portfolio Strong cash flow Experienced management team 1 Total value creation equal to compounded annualized return on tangible book value per share, including dividends compared to AGII, CB, MKL, NAVG, RLI, TRV and WRB through 12/31/09. HCC is Highest in Shareholder Value Creation 3, 5, 10 Years1